UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   February 2, 2005
                                                  -----------------

                              China Autoparts, Inc.
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               (Exact name of Registrant as specified in charter)

         Delaware                    000-49630                    13-4168913
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(State or other jurisdic-           (Commission                 (IRS Employer
 tion of incorporation)             File Number)             Identification No.)


276 Fifth Avenue, Suite 703, New York, New York                   10001
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (212)-684-3760
                                                   ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 31, 2005, the Board of Directors of China Autoparts, Inc. ("the Company") elected Hui Huang and Christopher John Hasson as directors.

         The Company has entered into a Stock Purchase Agreement dated January 25, 2005 with JE Castings Investments Limited, a British Virgin Islands company having its principal place of business in Hong Kong ("JE Castings") and certain other parties, pursuant to which, among other things, on January 28, 2005 the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation (the "Restated Certificate"). The Restated Certificate provides, among other things, for increasing the number of Directors on the Company's Board of Directors from three to five and initially entitles the holders of the Company's Series A Preferred Stock, voting as a class, to elect two Directors. On February 2, 2005, the date of the first closing of transactions contemplated by the Stock Purchase Agreement, the number of Directors on the Company's Board was increased from three to five and Ms. Hui Huang and Mr. Christopher John Hasson were elected to fill the two newly-created vacancies. Ms. Huang and Mr. Hasson will serve as Directors until the next annual meeting of stockholders of the Company or until their earlier resignation or removal or until their successors are duly elected and qualified.

         Since 2001, Christopher John Hasson has been Director and Chief Executive Officer of Johnson Electric Capital, a British Virgin Islands corporation which owns all of the outstanding capital stock of JE Castings. From 1997 to 2001, he served as Vice President and Director of The Boston Consulting Group, a management consultancy.

         Since 2003, Hui Huang has been the Chief Representative of the Johnson Electric Capital Shanghai Representative Office. From 2000 to 2003, she worked as an Associate at Goldman Sachs Asia LLP and, prior to that, was an Associate Consultant at The Boston Consulting Group, a management consultancy, from 1994 to 1998.

         Neither Christopher John Hasson nor Hui Huang sits on the Board of any other public company.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.       Description
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   99.1           Stock Purchase Agreement, dated January 25, 2005, by and among the Company, Li Yungao, Rhohan,  Tonglin,  Double Unity and JE
                  Castings  Investments  Limited.  Incorporated  by reference to
                  Exhibit C to Schedule  13D of JE  Castings,  Johnson  Electric
                  Capital Limited and Johnson Electric Holdings Limited, filed with the Commission on February 8, 2005 (Commission File No.
                  005-79811).

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     China Autoparts, Inc.

April 5, 2005                                        By: /s/  Chen Weisheng
                                                     ------------------------
                                                     Chen Weisheng
                                                     Chief Financial Officer